UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 17, 2010

Stewardship Financial Corporation
(Exact name of registrant as specified in its charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Stewardship Financial Corporation (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 17, 2010.  A total of 4,704,536 shares of the Corporation’s common stock entitled to vote were present or represented by proxy at the Annual Meeting constituting a quorum for the transaction of business.  The Corporation’s shareholders considered the proposals set forth in the Corporation’s Proxy Statement and took the following actions with respect thereto:

Proposal 1:  Election of Directors.  The shareholders considered the nominees for re-election named in the Corporation’s Proxy Statement and re-elected each of Richard W. Culp, Harold Dyer, Michael Westra and Howard R. Yeaton for three-year terms expiring in 2013.  The following are the results of the voting:

Name	For	Withheld	Broker Non-Votes
Richard W. Culp	3,920,199	10,568	773,768
Harold Dyer	3,216,647	714,120	773,768
Michael Westra	3,919,587	11,180	773,768
Howard R. Yeaton	3,920,199	10,568	773,768

Proposal 2:  Non-Binding Advisory Proposal on the Compensation of Executive Officers.  The shareholders considered a non-binding advisory proposal in the form of a resolution approving the overall executive compensation of the Corporation’s executive officers as described in the Corporation’s Proxy Statement and adopted such resolution.  The following are the results of the voting:

Number of Votes
For	4,624,895
Against	70,292
Abstained	9,347

Proposal 3:  Approval of Incentive Plan.  The shareholders considered a proposal to approve a new incentive plan titled the Stewardship Financial Corporation 2010 Stock Incentive Plan as described in and attached to the Corporation’s Proxy Statement and approved such plan.  The following are the results of the voting:

Number of Votes
For	3,835,456
Against	79,849
Abstained	15,462
Broker Non-Votes	773,768

Proposal 4:  Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders considered a proposal to ratify the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and ratified such appointment.  The following are the results of the voting:

Number of Votes
For	4,685,020
Against	10,256
Abstained	9,259

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stewardship Financial Corporation 2010 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewardship Financial Corporation

Date:	May 19, 2010	/s/ Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Stewardship Financial Corporation 2010 Stock Incentive Plan